Asset impairment	6 Months Ended
Jun. 30, 2025
Asset Impairment Charges [Abstract]
Asset impairment	Asset impairment
Our long-lived assets include flight equipment held for operating lease and definite-lived intangible assets. We test long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amounts of the assets may not be recoverable. We perform event-driven impairment assessments of our flight equipment held for operating lease each quarter.
During the three and six months ended June 30, 2025, we recognized impairment charges of $2 million and $6 million, respectively. During the three and six months ended June 30, 2024, we recognized impairment charges of $28 million and $30 million, respectively. For all periods mentioned, the impairment charges related to lease amendments, lease terminations and sales transactions which were fully or partially offset by maintenance revenue recognized when we retained maintenance-related balances or received EOL compensation